GOLDMAN SACHS TRUST

Goldman Sachs High Yield Floating Rate Fund

(the “Fund”)

Supplement dated January 3, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each dated November 30, 2017, as supplemented to date

Effective immediately, Rachel C. Golder, Managing Director, Co-Head of High Yield and Bank Loans team, will serve as a portfolio manager for the Fund. Michael Goldstein, Managing Director, Co-Head of High Yield and Bank Loans team, will continue to serve as a portfolio manager for the Fund.

In addition, effective immediately, Jean Joseph no longer serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Joseph in the Prospectus, Summary Prospectus and SAI are deleted in their entirety.

In addition, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs High Yield Floating Rate Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Michael Goldstein, CFA, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since 2011; and Rachel C. Golder, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since January, 2018.

The following row for Ms. Golder replaces the second row of the table in the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Rachel C. Golder Managing Director, Co-Head of High Yield & Bank Loans	Portfolio Manager— High Yield High Yield Floating Rate	Since 2009 2018	Ms. Golder is a Co-Head of the High Yield and Bank Loans team. Ms. Golder joined the Investment Adviser in 1997 as a founder of the Investment Adviser’s High Yield team.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

SSFI3PMCHG 01-18